DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

Delaware Limited-Term Diversified Income Fund (the "Fund")

Supplement to the Fund's Summary Prospectus dated April 29, 2016

Effective as of the date of this supplement, the following replaces the information in the summary prospectus section entitled "Who manages the Fund? – Investment manager":

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Roger A. Early, CPA, CFA	Executive Director, Head of Fixed Income Investments, Executive Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	May 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	February 1999
Brian C. McDonnell, CFA	Senior Vice President, Senior Portfolio Manager, Senior Structured Products Analyst, Trader	April 2012
Adam H. Brown, CFA	Senior Vice President, Senior Portfolio Manager	October 2013
Christopher M. Testa, CFA	Senior Vice President, Senior Portfolio Manager	June 2014
John P. McCarthy, CFA	Senior Vice President, Senior Portfolio Manager, Co-Head of Credit Research	July 2016

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 27, 2016.